Zeo Short Duration Income Fund

Class I Shares: ZEOIX

Zeo Sustainable Credit Fund Fund

Class I Shares: ZSRIX

each a series of Northern Lights Fund Trust

Supplement dated August 17, 2022 to the Prospectus and

Statement of Additional Information dated August 10, 2022

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The Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”) has approved the reorganization (the “Reorganization”) of each of the Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (each a “Target Fund”) into a corresponding new series of the Professionally Managed Portfolios (each an “Acquiring Fund”), to be managed by Osterweis Capital Management, LLC the investment adviser of the Target Funds. A combined proxy statement/prospectus will be sent to each shareholder of record of the Target Funds as of August 5, 2022. Shareholders of the Target Funds that are not shareholders of record as of August 5, 2022 will not receive the combined proxy statement prospectus and will not be able to vote on the Reorganization(s). The closing of each Reorganization will be subject to approval by the applicable Target Fund’s shareholders. The combined proxy statement/prospectus will describe in greater detail each Reorganization and the reasons that each Reorganization was approved by the Board, subject to shareholder approval. If approved by each Target Fund’s shareholders, the closing of the Reorganizations is expected to occur in September 2022.

Each Target Fund and its corresponding Acquiring Fund will have the same investment objective, principal investment strategies and portfolio manager.

No shareholder action is necessary at this time. More detailed information will be provided in a forthcoming combined proxy statement/prospectus to those shareholders who owned shares of a Target Fund as of August 5, 2022. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

On the date of the Reorganization, shareholders who own shares of the Target Fund will receive shares of the corresponding Acquiring Fund. Prior to the Reorganization, each Target Fund will continue to operate as described in its most recent Prospectus and Statement of Additional Information and will continue to accept investments from new and existing shareholders. If you have any questions about the Target or Acquiring Funds or the Reorganization, please call 1-855-936-3863.

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This Supplement and the existing Statement of Additional Information dated August 10, 2022 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-855-936-3863.